UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 29, 2020
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
CARES Act Loan and Warrant
On September 29, 2020, JetBlue Airways Corporation (“JetBlue” or the “Company”) entered into a loan and guarantee agreement (the “Loan Agreement”) with the United States Department of the Treasury (“Treasury”) under the United States Coronavirus Aid, Relief, and Economic Security Act (March 27, 2020) (the “CARES Act”). The Loan Agreement is by and among JetBlue, as borrower, the subsidiaries of JetBlue party thereto from time to time, as guarantors, Treasury, as lender, and the Bank of New York Mellon, as administrative agent (“Administrative Agent”) and collateral agent (“Collateral Agent”).
Loan Agreement
Pursuant to the Loan Agreement, Treasury agreed to extend loans to JetBlue in an aggregate principal amount of up to $1,140,000,000 until March 26, 2021, subject to the terms specified therein. On September 29, 2020, JetBlue made a drawing of $115,000,000 under the Loan Agreement. Unless otherwise terminated early, all borrowings under the Loan Agreement are due and payable on the fifth anniversary of the initial borrowing date, at which point the obligations under Loan Agreement mature.
Borrowings under the Loan Agreement bear interest at a variable rate equal to the London interbank offering rate, known as LIBOR (or another rate based on certain market interest rates, plus a margin of 1% per annum, in each case with a floor of 0%), plus a margin of 2.75% per annum.
The obligations of JetBlue under the Loan Agreement are secured by liens on (i) certain eligible aircraft collateral, (ii) certain loyalty program assets, including JetBlue’s rights in certain loyalty program agreements, loyalty program data and intellectual property, and (iii) certain accounts (collectively, the “Collateral”). Under the terms of the Loan Agreement, JetBlue may also pledge eligible spare parts, slots, gates and routes, additional aircraft, real property, ground support equipment, flight simulators and equity interests.
The Loan Agreement includes affirmative and negative covenants that restrict the Company’s ability to, among other things, dispose of Collateral, merge, consolidate or sell assets, incur certain additional indebtedness or pay certain dividends. In addition, the Company is required to maintain unrestricted cash and cash equivalents and unused commitments available under all revolving credit facilities aggregating not less than $550 million and to maintain a minimum ratio of the borrowing base of the Collateral (determined as the sum of a specified percentage of the appraised value of each type of Collateral) to outstanding obligations under the Loan Agreement of not less than 1.6 to 1.0. If the Company does not meet the minimum collateral coverage ratio, it must either provide additional Collateral to secure its obligations under the Loan Agreement or repay the loans by an amount necessary to maintain compliance with the collateral coverage ratio.
The Loan Agreement contains events of default customary for similar financings. Upon the occurrence of an event of default, the outstanding obligations under the Loan Agreement may be accelerated and become due and payable immediately. In addition, if certain change of control events occur with respect to JetBlue, it will be required to prepay the loans in full under the Loan Agreement.
CARES Act Warrant Agreement and Warrants
In connection with the Loan Agreement, on September 29, 2020, JetBlue entered into a warrant agreement, dated September 29, 2020, with Treasury (the “CARES Act Warrant Agreement”), pursuant to which it agreed to issue to Treasury warrants to purchase shares of common stock at an exercise price of $9.50 per share (the “Exercise Price”) in connection with each borrowing under the Loan Agreement (the “CARES Act Warrants”). The number of shares underlying each CARES Act Warrant will be equal to the quotient of (x) 10% of the amount of such borrowing under the Loan Agreement, divided by (y) the Exercise Price. On September 29, 2020, in connection with the $115,000,000 drawing under the Loan Agreement, JetBlue issued to Treasury CARES Act Warrants to purchase 1,210,526 shares of common stock.
Pursuant to the terms agreed in the CARES Act Warrant Agreement, all CARES Act Warrants will expire five years after their respective dates of issuance, and will be exercisable either through net cash settlement or net share settlement, at JetBlue’s option, in whole or in part at any time. Additionally, all CARES Act Warrants include customary anti-dilution provisions. The CARES Act Warrants do not have any voting rights, and Treasury has agreed not to vote any shares of common stock issued to Treasury upon exercise of the CARES Act Warrant (the “Underlying Common Stock”). The CARES Act Warrants are freely transferrable by Treasury, subject to applicable law. JetBlue is required to register the CARES Act Warrants and the Underlying Common Stock with the United States Securities and Exchange Commission (the “SEC”) on a “shelf” registration statement.

The holder of the CARES Act Warrants has customary “piggyback” and demand registration rights with respect to the CARES Act Warrants and the Underlying Common Stock.
The issuance of the CARES Act Warrants on September 29, 2020 was made, and future issuances of the CARES Act Warrants and any issuance of the Underlying Common Stock are expected to be made, in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for transactions not involving a public offering.
The foregoing description of the Loan Agreement, the CARES Act Warrant Agreement and the CARES Act Warrants, constitute only a summary thereof and are qualified in their entirety by reference to the text thereof, which JetBlue intends to file as exhibits to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.
Additional Payroll Support Payment
On September 30, 2020, Treasury provided to JetBlue a payment of $27.1 million (the “Additional Payroll Support Payment”) under the Payroll Support Program Agreement between the Company and Treasury, dated April 23, 2020 (the “PSP Agreement”), governing the Company’s participation in the federal Payroll Support Program for passenger air carriers (the “Payroll Support Program”) under the CARES Act. As previously disclosed, on April 23, 2020, the Company received from Treasury a grant of $685.1 million and a loan of $250.7 million, evidenced by a promissory note dated April 23, 2020 (the “Promissory Note”), under the PSP Agreement. The Additional Payroll Support Payment includes a grant of $19.0 million and an increase in principal of the Promissory Note of $8.1 million. The terms of the Promissory Note are described in the Company’s Current Report on Form 8-K filed with the SEC on April 24, 2020 incorporated herein by reference (the “Prior Form 8-K”).
In consideration for the Additional Payroll Support Payment, on September 30, 2020, JetBlue issued to Treasury warrants to purchase an additional 85,540 shares of common stock at the Exercise Price (the “Additional PSP Warrants”), pursuant to the warrant agreement, dated April 23, 2020, with Treasury under the Payroll Support Program (the “PSP Warrant Agreement”). The Additional PSP Warrants were issued using the same exemption under the Securities Act and have the same terms as the CARES Act Warrants and the warrants issued to Treasury on April 23, 2020 under the PSP Warrant Agreement, described in the Prior Form 8-K.
The PSP Warrant Agreement (including the form of warrant as an exhibit) and promissory note were filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed with the SEC on May 8, 2020.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described under Item 1.01 above regarding the Loan Agreement and the Promissory Note is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	September 30, 2020	By:	/s/ Alexander Chatkewitz
Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)